UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 7, 2009
Date of Report (Date of earliest event reported)
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

15660 North Dallas Parkway, Suite 850	75248
Dallas, TX	(Zip Code)
(Address of principal executive offices)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 7, 2009, Diodes Incorporated issued a press release announcing its first quarter 2009 results. A copy of the press release is attached as Exhibit 99.1.
     On May 7, 2009, Diodes Incorporated hosted a conference call to discuss its first quarter 2009 results. A recording of the conference call has been posted on its website at www.diodes.com. A copy of the script is attached as Exhibit 99.2.
     During the conference call on May 7, 2009, Dr. Keh-Shew Lu, President and Chief Executive Officer of Diodes Incorporated, as well as Carl C. Wertz, Chief Financial Officer, Rick White, Senior Vice President of Finance, and Mark King, Senior Vice President of Sales and Marketing, made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.
     In the press release and earnings conference call, Diodes Incorporated utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The following is a description of the non-GAAP measures used:
     Earnings Before Net Interest Expense, Income Tax Provision, Depreciation and Amortization (EBITDA), is explained in further details in Exhibit 99.1.
     Free Cash Flow (FCF) is operating cash flows minus capital expenditures. FCF represents the cash and cash equivalents that we are able to generate after taking into account investments required to maintain or expand property, plant and equipment. FCF is important because it allows us to pursue opportunities to develop new products, make acquisitions and reduce debt.
Item 7.01 Regulation FD Disclosure.
     The earnings release also provides an update on the Company’s business outlook.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     See exhibit index.
     The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2009	DIODES INCORPORATED

	By	/s/ Carl C. Wertz

CARL C. WERTZ
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated May 7, 2009

99.2	Conference call script dated May 7, 2009

99.3	Question and answer transcript dated May 7, 2009